Exhibit 99.1

Investor Relations:	Media and Analyst Contact:
Brian Norris	CHEN PR
Acme Packet	Chris Carleton
+1.781.328.4790	+1.781.672.3115
bnorris@acmepacket.com	ccarleton@chenpr.com
Acme Packet Reports Record Revenue and Earnings in Second Quarter of 2011
— Second Quarter Revenues of $79.7 million, up 49% Year-Over-Year and 8% Sequentially —
— Second Quarter GAAP EPS of $0.20, up 43% Year-Over-Year —
— Second Quarter Non-GAAP1 EPS of $0.29, up 53% Year-Over-Year —
— Company Raises 2011 Revenue and Non-GAAP EPS1 Estimates —
Bedford, Massachusetts — July 21, 2011 — Acme Packet, Inc. (NASDAQ: APKT), the leader in session delivery network solutions, today announced record results for the quarter ended June 30, 2011 and raised its business outlook for 2011. All earnings per share results are on a fully diluted basis unless otherwise noted.
Results for the Second Quarter of 2011
Total revenue in the second quarter of 2011 was $79.7 million, compared to $53.3 million in the second quarter of 2010 and $74.0 million in the first quarter of 2011. Net income in the second quarter of 2011 was $14.0 million, or $0.20 per share, compared to $9.7 million, or $0.14 per share, in the second quarter of 2010 and $13.7 million, or $0.19 per share, in the first quarter of 2011. Net income on a non-GAAP1 basis in the second quarter of 2011 was $20.4 million, or $0.29 per share, compared to $12.5 million, or $0.19 per share, in the second quarter of 2010, and $18.9 million, or $0.27 per share, in the first quarter of 2011.

Company Raises Business Outlook for 2011
The Company today raised its business outlook for 2011. The Company’s outlook is based on the current indications for its business, which may change at any time. A reconciliation of the Company’s expected GAAP to non-GAAP business outlook, and a statement as to the use of non-GAAP financial measures, is included at the end of this press release.

Business Outlook for Year Ending December 31, 2011
Estimate	Issued April 26, 2011	Issued July 21, 2011

Total revenue (in millions)	$310-$315	$315-$320

Total revenue growth rate	Approximately 35%	Approximately 36%-38%

Non-GAAP[1] EPS	$1.10-$1.15	$1.14-$1.18

Total non-GAAP[1] EPS growth rate	Approximately 40%	Approximately 43%-48%

Diluted share count (in millions)	71.5	71.5
Company to Host Live Conference Call and Webcast
The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. eastern time today to discuss the financial results as well as management’s outlook for the business. The conference call may be accessed in the United States by dialing 1.800.230.1093 and using access code “APKT”. The conference call may be accessed outside of the United States by dialing +1.612.288.0337 and using access code “APKT”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at www.ir.acmepacket.com. A replay of the conference call will be available approximately two hours after the call by dialing 1.800.475.6701 or +1.320.365.3844 and using access code 209417 or by accessing the webcast replay on the Company’s investor relations website.

1     A reconciliation of GAAP to non-GAAP results, and a statement on the use of non-GAAP financial measures, is included at the end of this press release.
About Acme Packet
Acme Packet (NASDAQ: APKT), the leader in session delivery network solutions, enables the trusted, first-class delivery of next-generation voice, data and unified communications services and applications across IP networks. Our Net-Net product family fulfills demanding security, service assurance and regulatory requirements in service provider, enterprise and contact center networks. Based in Bedford, Massachusetts, Acme Packet designs and manufactures its products in the USA, selling them through over 150 reseller partners worldwide. More than 1,440 customers in 105 countries have deployed over 13,000 Acme Packet systems, including 90 of the top 100 service providers and 34 of the Fortune 100. For more information visit www.acmepacket.com.

Acme Packet, Inc. Safe Harbor Statement
Statements contained herein that are not historical fact (including those in the section “Company Raises Business Outlook for 2011”) may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, expected financial and operating results, expected growth rates, future stock-based compensation and amortization expenses, future business prospects and market conditions. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. These include, but are not limited to: the amount of stock-based compensation awarded; the applicable Company stock price used to determine stock-based compensation; the exercise pattern of employee stock options; difficulties expanding the Company’s customer base; difficulties leveraging market opportunities; difficulties providing solutions that meet the needs of customers; poor product sales; long sales cycles; difficulties developing new products; difficulties in relationships with vendors and partners; higher risks in international operations; difficulties managing rapid growth; difficulties managing the Company’s financial performance; the ability to hire and retain employees and appropriately staff operations; the Company’s cash needs; the impact of new accounting pronouncements and increased competition. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

Acme Packet, Inc.
Condensed Consolidated Statements of Income
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Revenue:
Product	$64,688	$42,031	$124,430	$84,124
Maintenance, support and service	15,045	11,305	29,270	20,262

Total revenue	79,733	53,336	153,700	104,386

Cost of revenue:
Product	11,367	7,434	21,312	14,983
Maintenance, support and service	2,525	2,140	5,531	4,408

Total cost of revenue	13,892	9,574	26,843	19,391

Gross profit	65,841	43,762	126,857	84,995

Operating expenses:
Sales and marketing	24,736	16,623	48,439	33,050
Research and development	12,719	8,646	24,013	17,339
General and administrative	5,788	3,595	10,365	6,879
Merger and integration-related costs	—	—	180	—

Total operating expenses	43,243	28,864	82,997	57,268

Income from operations	22,598	14,898	43,860	27,727

Other (expense) income, net	(196)	176	(94)	165

Income before provision for income taxes	22,402	15,074	43,766	27,892

Provision for income taxes	8,394	5,345	16,049	9,830

Net income	$14,008	$9,729	$27,717	$18,062

Net income per share:
Basic	$0.21	$0.16	$0.42	$0.30
Diluted	$0.20	$0.14	$0.39	$0.27

Weighted average number of common shares used in the calculation of net income per share:
Basic	66,141,163	61,488,059	65,623,359	60,659,321
Diluted	71,033,614	67,184,884	70,839,456	66,118,943

Margin:
Gross margin	82.6%	82.0%	82.5%	81.4%
Operating margin	28.3%	27.9%	28.5%	26.6%
Net margin	17.6%	18.2%	18.0%	17.3%

Acme Packet, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$120,571	$91,669
Short-term investments	192,855	179,024
Accounts receivable, net	53,520	34,797
Inventory	9,721	6,662
Deferred product costs	1,048	3,572
Deferred tax asset	3,814	3,814
Income taxes receivable	14,131	9,979
Other current assets	4,760	3,231

Total current assets	400,420	332,748
Long-term investments	5,000	5,030
Property and equipment, net	21,282	17,156
Acquired intangible assets, net	9,592	9,468
Goodwill	3,269	—
Deferred tax asset, net	14,802	14,802
Other assets	320	940

Total assets	$454,685	$380,144

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,372	$7,161
Accrued expenses and other current liabilities	9,591	14,629
Deferred revenue	32,897	31,998

Total current liabilities	50,860	53,788

Deferred revenue	1,999	1,546

Deferred rent	4,584	4,265

Stockholders’ equity:
Common stock	73	71
Additional paid-in capital	315,094	266,114
Treasury stock, at cost	(37,522)	(37,522)
Other comprehensive income	32	34
Retained earnings	119,565	91,848

Total stockholders’ equity	397,242	320,545

Total liabilities and stockholders’ equity	$454,685	$380,144

Condensed Consolidated Statements of Cash Flow
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Cash provided by operating activities	$8,664	$15,061	$20,205	$23,034
Cash used in investing activities	20,729	22,541	25,002	49,182
Cash provided by financing activities	13,712	17,443	33,699	26,210

Acme Packet, Inc.
Statement on Use of Non-GAAP Financial Measures and
Reconciliation of Non-GAAP Net Income and Non-GAAP Net Income Per Share
(in thousands, except share and per share data)
(unaudited)
          Statement on Use of Non-GAAP Financial Measures:
          To supplement its condensed consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including “non-GAAP net income”, “net income on a non-GAAP basis”, “non-GAAP net income per share”, “non-GAAP EPS” and “net income per share on a non-GAAP basis”. These non-GAAP financial measures are not presented in accordance with GAAP and are not meant to be a substitute for the most directly comparable GAAP measures of “net income”, “EPS” or “net income per share”. Rather, these non-GAAP financial measures should be evaluated in conjunction with its most directly comparable GAAP financial measure and the Company’s financial statements as a whole.
     Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. Management uses these non-GAAP financial measures because they exclude stock-based compensation expense which is a non-cash charge and related payroll taxes, as well as amortization of acquired intangible assets and merger and integration-related costs associated with the Company’s acquisition activities, all of which are non-operational costs and expenses. By excluding stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and integration-related costs, management can compare the Company’s operations to prior periods and to the operations of other companies in its industry who may have materially different unusual, non-operational charges. Management does not consider any of stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and integration-related costs to be part of the Company’s operating activities or meaningful in evaluating the Company’s past financial performance or future prospects. Management believes that excluding these items is useful to investors because it is more representative of ongoing costs and therefore more comparable to historical operations.
     Because management uses them, management believes that the disclosure of these non-GAAP financial measures to investors provides greater transparency and useful information to help the investor better understand the Company’s operating performance and to evaluate the methodology used by management to evaluate and measure such performance. Notwithstanding their utility to investors in understanding operational trends, these non-GAAP measures should not be considered measures of the Company’s liquidity. In addition, the Company cautions that its definition of “non-GAAP net income”, “non-GAAP EPS” and “non-GAAP net income per share” may differ from similar measures used by other companies and may differ from period to period. Also, in future periods, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period thereby modifying its definition of “non-GAAP net income”, “non-GAAP EPS” and “non-GAAP net income per share” by excluding these other or additional expenses and gains.

Acme Packet, Inc.
Non-GAAP Condensed Consolidated Statements of Income
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Revenue:
Product	$64,688	$42,031	$124,430	$84,124
Maintenance, support and service	15,045	11,305	29,270	20,262

Total revenue	79,733	53,336	153,700	104,386

Cost of revenue:
Product	10,504	6,864	19,816	13,861
Maintenance, support and service	2,026	1,897	4,581	3,933

Total cost of revenue	12,530	8,761	24,397	17,794

Gross profit	67,203	44,575	129,303	86,592

Operating expenses:
Sales and marketing	20,155	14,750	40,233	29,550
Research and development	10,056	7,416	19,096	14,923
General and administrative	4,485	3,072	8,082	5,930

Total operating expenses	34,696	25,238	67,411	50,403

Income from operations	32,507	19,337	61,892	36,189

Other (expense) income, net	(196)	176	(94)	165

Income before provision for income taxes	32,311	19,513	61,798	36,354

Provision for income taxes	11,881	7,043	22,429	13,171

Net income	$20,430	$12,470	$39,369	$23,183

Net income per share:
Basic	$0.31	$0.20	$0.60	$0.38
Diluted	$0.29	$0.19	$0.56	$0.35

Weighted average number of common shares used in the calculation of net income per share:
Basic	66,141,163	61,488,059	65,623,359	60,659,321
Diluted	71,033,614	67,184,884	70,839,456	66,118,943

Margin:
Gross margin	84.3%	83.6%	84.1%	83.0%
Operating margin	40.8%	36.3%	40.3%	34.7%
Net margin	25.6%	23.4%	25.6%	22.2%

Reconciliation of Non-GAAP Net Income and Non-GAAP Net Income Per Share for the Three Months Ended June 30, 2011, March 31, 2011, and June 30, 2010 and the Six Months Ended June 30, 2011 and June 30, 2010 (unaudited):
Acme Packet, Inc.
GAAP to Non-GAAP Reconciliation
Three Months Ended June 30, 2011
(in thousands, except share and per share data)
(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Non-GAAP[1]

Revenue:
Product	$64,688	$—	$—	$64,688
Maintenance, support and service	15,045	—	—	15,045

Total revenue	79,733	—	—	79,733

Cost of revenue:
Product	11,367	(327)	(536)	10,504
Maintenance, support and service	2,525	(499)	—	2,026

Total cost of revenue	13,892	(826)	(536)	12,530

Gross profit	65,841	826	536	67,203

Operating expenses:
Sales and marketing	24,736	(4,441)	(140)	20,155
Research and development	12,719	(2,652)	(11)	10,056
General and administrative	5,788	(1,303)	—	4,485

Total operating expenses	43,243	(8,396)	(151)	34,696

Income from operations	22,598	9,222	687	32,507

Other (expense), net	(196)	—	—	(196)

Income before provision for income taxes	22,402	9,222	687	32,311

Provision for income taxes	8,394	3,241	246	11,881

Net income	$14,008	$5,981	$441	$20,430

Net income per share:
Basic	$0.21	$0.09	$0.01	$0.31
Diluted	$0.20	$0.08	$0.01	$0.29

Weighted average number of common shares used in the calculation of net income per share:
Basic	66,141,163	66,141,163	66,141,163	66,141,163
Diluted	71,033,614	71,033,614	71,033,614	71,033,614

Margin:
Gross margin	82.6%			84.3%
Operating margin	28.3%			40.8%
Net margin	17.6%			25.6%

Acme Packet, Inc.
GAAP to Non-GAAP Reconciliation
Three Months Ended June 30, 2010
(in thousands, except share and per share data)
(unaudited)

		Stock-based
		compensation	Amortization of
		expense and	acquired
		related payroll	intangible
	GAAP	taxes	assets	Non-GAAP[1]

Revenue:
Product	$42,031	$—	$—	$42,031
Maintenance, support and service	11,305	—	—	11,305

Total revenue	53,336	—	—	53,336

Cost of revenue:
Product	7,434	(191)	(379)	6,864
Maintenance, support and service	2,140	(243)	—	1,897

Total cost of revenue	9,574	(434)	(379)	8,761

Gross profit	43,762	434	379	44,575

Operating expenses:
Sales and marketing	16,623	(1,828)	(45)	14,750
Research and development	8,646	(1,219)	(11)	7,416
General and administrative	3,595	(523)	—	3,072

Total operating expenses	28,864	(3,570)	(56)	25,238

Income from operations	14,898	4,004	435	19,337

Other income, net	176	—	—	176

Income before provision for income taxes	15,074	4,004	435	19,513

Provision for income taxes	5,345	1,544	154	7,043

Net income	$9,729	$2,460	$281	$12,470

Net income per share:
Basic	$0.16	$0.04	$0.00	$0.20
Diluted	$0.14	$0.04	$0.00	$0.19

Weighted average number of common shares used in the calculation of net income per share:
Basic	61,488,059	61,488,059	61,488,059	61,488,059
Diluted	67,184,884	67,184,884	67,184,884	67,184,884

Margin:
Gross margin	82.0%			83.6%
Operating margin	27.9%			36.3%
Net margin	18.2%			23.4%

Acme Packet, Inc.
GAAP to Non-GAAP Reconciliation
Six Months Ended June 30, 2011
(in thousands, except share and per share data)
(unaudited)

		Stock-based
		compensation	Amortization of
		expense and	acquired	Merger and
		related payroll	intangible	integration-
	GAAP	taxes	assets	related costs	Non-GAAP[1]

Revenue:
Product	$124,430	$—	$—	$—	$124,430
Maintenance, support and service	29,270	—	—	—	29,270

Total revenue	153,700	—	—	—	153,700

Cost of revenue:
Product	21,312	(589)	(907)	—	19,816
Maintenance, support and service	5,531	(950)	—	—	4,581

Total cost of revenue	26,843	(1,539)	(907)	—	24,397

Gross profit	126,857	1,539	907	—	129,303

Operating expenses:
Sales and marketing	48,439	(8,020)	(186)	—	40,233
Research and development	24,013	(4,894)	(23)	—	19,096
General and administrative	10,365	(2,283)	—	—	8,082
Merger and integration-related costs	180	—	—	(180)	-

Total operating expenses	82,997	(15,197)	(209)	(180)	67,411

Income from operations	43,860	16,736	1,116	180	61,892

Other (expense), net	(94)	—	—	—	(94)

Income before provision for income taxes	43,766	16,736	1,116	180	61,798

Provision for income taxes	16,049	5,978	402	—	22,429

Net income	$27,717	$10,758	$714	$180	$39,369

Net income per share:
Basic	$0.42	$0.16	$0.01	$0.00	$0.60
Diluted	$0.39	$0.15	$0.01	$0.00	$0.56

Weighted average number of common shares used in the calculation of net income per share:
Basic	65,623,359	65,623,359	65,623,359	65,623,359	65,623,359
Diluted	70,839,456	70,839,456	70,839,456	70,839,456	70,839,456

Margin:
Gross margin	82.5%				84.1%
Operating margin	28.5%				40.3%
Net margin	18.0%				25.6%

Acme Packet, Inc.
GAAP to Non-GAAP Reconciliation
Six Months Ended June 30, 2010
(in thousands, except share and per share data)
(unaudited)

		Stock-based
		compensation	Amortization of
		expense and	acquired
		related payroll	intangible
	GAAP	taxes	assets	Non-GAAP[1]

Revenue:
Product	$84,124	$—	$—	$84,124
Maintenance, support and service	20,262	—	—	20,262

Total revenue	104,386	—	—	104,386

Cost of revenue:
Product	14,983	(364)	(758)	13,861
Maintenance, support and service	4,408	(475)	—	3,933

Total cost of revenue	19,391	(839)	(758)	17,794

Gross profit	84,995	839	758	86,592

Operating expenses:
Sales and marketing	33,050	(3,410)	(90)	29,550
Research and development	17,339	(2,394)	(22)	14,923
General and administrative	6,879	(949)	—	5,930

Total operating expenses	57,268	(6,753)	(112)	50,403

Income from operations	27,727	7,592	870	36,189

Other income, net	165	—	—	165

Income before provision for income taxes	27,892	7,592	870	36,354

Provision for income taxes	9,830	3,035	306	13,171

Net income	$18,062	$4,557	$564	$23,183

Net income per share:
Basic	$0.30	$0.08	$0.01	$0.38
Diluted	$0.27	$0.07	$0.01	$0.35

Weighted average number of common shares used in the calculation of net income per share:
Basic	60,659,321	60,659,321	60,659,321	60,659,321
Diluted	66,118,943	66,118,943	66,118,943	66,118,943

Margin:
Gross margin	81.4%			83.0%
Operating margin	26.6%			34.7%
Net margin	17.3%			22.2%

Acme Packet, Inc.
GAAP to Non-GAAP Reconciliation
Three Months Ended March 31, 2011
(in thousands, except share and per share data)
(unaudited)

		Stock-based
		compensation	Amortization of
		expense and	acquired	Merger and
		related payroll	intangible	integration-
	GAAP	taxes	assets	related costs	Non-GAAP[1]

Revenue:
Product	$59,742	$—	$—	$—	$59,742
Maintenance, support and service	14,225	—	—	—	14,225

Total revenue	73,967	—	—	—	73,967

Cost of revenue:
Product	9,945	(262)	(371)	—	9,312
Maintenance, support and service	3,006	(451)	—	—	2,555

Total cost of revenue	12,951	(713)	(371)	—	11,867

Gross profit	61,016	713	371	—	62,100

Operating expenses:
Sales and marketing	23,703	(3,579)	(46)	—	20,078
Research and development	11,294	(2,242)	(12)	—	9,040
General and administrative	4,577	(980)	—	—	3,597
Merger and integration-related costs	180	—	—	(180)	—

Total operating expenses	39,754	(6,801)	(58)	(180)	32,715

Income from operations	21,262	7,514	429	180	29,385

Other income, net	102	—	—	—	102

Income before provision for income taxes	21,364	7,514	429	180	29,487

Provision for income taxes	7,655	2,737	156	—	10,548

Net income	$13,709	$4,777	$273	$180	$18,939

Net income per share:
Basic	$0.21	$0.07	$0.00	$0.00	$0.29
Diluted	$0.19	$0.07	$0.00	$0.00	$0.27

Weighted average number of common shares used in the calculation of net income per share:
Basic	65,076,303	65,076,303	65,076,303	65,076,303	65,076,303
Diluted	70,476,973	70,476,973	70,476,973	70,476,973	70,476,973

Margin:
Gross margin	82.5%				84.0%
Operating margin	28.7%				39.7%
Net margin	18.5%				25.6%

     Reconciliation of Expected Non-GAAP Net Income and Non-GAAP Net Income Per Share for the Year Ending December 31, 2011 (unaudited):

	Twelve Months Ending
	December 31, 2011
	(unaudited)
	(in thousands, except per share data)
	Low	High

Revenue	$315,000	$320,000

Reconciliation of non-GAAP net income:
Net income	$55,800	$58,700
Adjustments:
Stock-based compensation expense and related payroll taxes, net of taxes	24,100	24,100
Amortization of acquired intangible assets, net of taxes	1,200	1,200
Merger and integration-related costs	180	180

Non-GAAP net income	$81,200	$84,100

Reconciliation of diluted non-GAAP net income per share:
Net income per share	$0.78	$0.82
Adjustments:
Stock-based compensation expense and related payroll taxes, net of taxes	0.34	0.34
Amortization of acquired intangible assets, net of taxes	0.02	0.02
Merger and integration-related costs	0.00	0.00

Non-GAAP net income per share	$1.14	$1.18

Acme Packet, Inc.
Other Operational Data
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2011	2011	2010	2011	2010
Other operational data:
Depreciation and amortization (in thousands)	$1,894	$2,358	$1,908	$4,252	$3,761
Capital expenditures (in thousands)	2,598	4,644	3,300	7,242	6,067
Days sales outstanding	60	53	46	—	—
Total headcount	710	641	503	—	—
Quarterly inventory turnover — annualized	5.42	5.79	5.39	—	—